NASDAQ|SONA Fourth Quarter 2020 Exhibit 99.2

Forward-Looking Statements This presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, but are not limited to, our expectations regarding our future operating and financial performance, including our outlook and long-term goals for future growth; our expectations regarding net interest margin; expectations on our growth strategy, expense management, capital management and future profitability; expectations on credit quality and performance; statements regarding the potential effects of the COVID-19 pandemic on our business and financial results and conditions; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: the Company’s ability to implement its various strategic and growth initiatives; competitive pressures among financial institutions increasing significantly; changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; interest rate risk; changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to the COVID-19 pandemic; changes in management’s plans for the future; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values, or competition; changes in accounting principles, policies, or guidelines; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; potential increases in the provision for loan losses resulting from the COVID-19 pandemic; and other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements.

Non-GAAP Measures Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables. Southern National uses non-GAAP financial measures to analyze its performance. The measures entitled pre-tax pre-provision earnings – operating; pre-tax pre-provision return on average assets – operating; tangible common equity; tangible common equity to tangible assets; tangible book value per share; net interest margin excluding SBA PPP loans; and net interest margin – adjusted are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measures is provided in the Reconciliation of Non-GAAP items table. Management believes that these non-GAAP financial measures provide additional useful information about Southern National that allows management and investors to evaluate the ongoing operating results, financial strength and performance of Southern National and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Southern National’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Southern National. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

SONA Company Snapshot Corp. Headquarters: McLean, VA Bank Headquarters: Glen Allen, VA Branches: 42 Ticker (NASDAQ): SONA Balance Sheet Assets: $3.1 billion Loans: $2.4 billion Deposits: $2.4 billion TCE/TA(1): 9.49% TBV/Share(1): $11.60 Second largest community bank headquartered in Virginia (<$10 billion in assets)(2) (1) See reconciliation of Non-GAAP financial measures on slide 18. (2) Source: S&P Global Market Intelligence.

Operating & Strategic Focus Manage through the pandemic and resulting economic effects Aggressively managing and monitoring relationships and loan portfolios greater than $5 million (65% of total portfolio). Cautiously evaluating strategic opportunities to improve the Company’s long-term growth in earnings per share. Improve the Operating Results of the Company Improve the deposit mix, focusing less on brokered and higher cost retail CDs, substantially lowering the Company’s cost of funds. Establish sales culture that focuses on and rewards growth in core deposits. Position the Company for a more substantial growth rate in loans in 2021 through key hires in 2020. Diversify the Company’s lines of business and non-interest income sources Greatly expand the Company’s mortgage opportunity and earnings contribution. Increase the production and sales of Government guaranteed loans. Capitalize on the Panacea opportunity to expand our technology and product offerings, improve our growth rates and demonstrate the creative and entrepreneurial energy to drive shareholder value long term.

Operating Highlights – 4Q 2020 Net income of $9.0 million or $0.37 per diluted share Pre-tax, pre-provision operating return on average assets of 1.56% in Q4 ‘20 versus 1.78% in Q3 ’20 and 1.50% in Q4 ‘19 Net interest margin ex PPP(1) of 3.23%, down 5 basis points linked-quarter Cost of deposits was 71 basis points in Q4 ’20, a decline of 9 bps linked-quarter, while core loan yields, ex PPP, declined 3 bps to 4.57% Mortgage contribution of $2.57 million in Q4 ‘20 versus $3.83 million in Q3 ’20 and $16 thousand in Q4 ‘19 Total assets, loans and deposits of $3.09 billion, $2.44 billion and $2.43 billion, respectively Total loans, excluding PPP, declined 2.5% linked-quarter in Q4 ’20 Total deposits increased 9.75% linked-quarter with core deposits increasing 17.4% and CDs declining 12.8% Panacea loans totaled approximately $1.0 million at December 31, 2020 Implementation of CECL with allowance for credit losses of $36.3 million at December 31, 2020 Allowance/Loans (excluding PPP) of 1.71% at December 31, 2020 Net charge-offs remain low at 13 bps of average loans in Q4 ‘20 Nonperforming assets decreased to $11.4 million with NPAs/Loans+OREO of 0.68% in Q4 Loans in deferral of $122.0 million at December 31, 2020 Proposed Name Change - Effective March 31, 2021, the Company will be known as Primis Financial Corp, and its wholly-owned banking subsidiary Sonabank will be known as Primis Bank Nonperforming assets exclude guaranteed portion of SBA loans. (1) See reconciliation of Non-GAAP financial measures on slide 18.

Total Assets & Capital Levels See reconciliation of Non-GAAP financial measures on slide 18.

Loan Portfolio Total loans, excluding PPP, declined $54.6 million in Q4 ‘20, almost half of which was due to one credit line that paid off at year-end and will draw again in Q1 ‘21 Loan growth expected in 2021 as activity resumes and recent hires in commercial and SBA lending gain traction Approximately $26 million of PPP loans were paid off or forgiven in Q4 ‘20. Approximately 44.1%, or $141.2 million, of PPP balances are from loans less than $150K and expected to receive expedited forgiveness in Q1 ‘21

Deposits Deposits continued to grow in Q4 ’20 while overall deposit mix improved Time deposits are now approximately 20% of total deposits, down from 37% in the year-ago period Total cost of deposits declined 9 bps to 71 bps in Q4 ’20 compared to Q3 ‘20

Asset Quality

12 hotels currently on deferral and represent the majority of loan deferrals by value 73% of the overall hotel portfolio is not deferred and paying as agreed Approximately 76% of the consumer deferrals are tied to one residential property with an LTV of approximately 40% Almost all deferred loans are in the process of applying for additional PPP loans Deferred Loans Dollars in millions.

NPAs / Loans + OREO (%) NCOs / Average Loans (%) Special Mention and Substandard loans increased largely due to 6 hotels that were downgraded in the quarter All 6 are affiliated with major brands, have an average LTV of 53% and DSC over 1% (pre-pandemic) 3 of the hotels are located at a major college campus and have been impacted by the lack of sports All 6 loans are on deferral and pursuing PPP Migration to nonaccruals and realized losses remain muted Asset Quality Trends Criticized & Classified Loans / Total Loans (%) Classified assets and NPAs exclude guaranteed portion of SBA loans. Total loans excludes PPP loan balances.

Allowance / Classified Loans (%) Allowance / Loans (%) CECL implemented December 31, 2020 Allowance for credit losses increased to 1.71% of loans excluding PPP balances (CECL) from 0.47% at December 31, 2019 (incurred loss) ACL is 319% of nonperforming loans (excluding SBA guarantees) and approximately 88% of classified loans Allowance for Credit Losses Classified assets and NPAs exclude guaranteed portion of SBA loans. Total loans excludes PPP loan balances.

Profitability

Pre-tax Pre-Provision Operating Earnings(1) PTPP operating earnings remain strong with PTPP ROAA of 1.56% for Q4 ‘20 Mortgage contribution of $2.57 million in Q4 ‘20, down from $3.83 million in Q3 ‘20 and up from $16 thousand a year ago (1) See reconciliation of Non-GAAP financial measures on slide 18.

Net Interest Margin (1) Adjusted NIM excludes acquired loan accretion and PPP associated balances, interest income and interest expense. PPP loans assumed funded at PPPLF cost of 35 basis points in all periods. See reconciliation of Non-GAAP financial measures on slide 18. GAAP and Adjusted(1) Margin (%) Maturing Deposits with Costs Reported NIM increased quarter over quarter primarily on PPP related fee income $4.45 million of deferred PPP fees remain, $2.41 million of which are tied to loans <$150K Adjusted NIM (excluding effects of PPP and accretion from acquired loans) flat versus Q3 ‘20 Asset yields have remained relatively stable while cost of deposits have continued to fall Excess liquidity continues to weigh on margin with cash balances approaching $200 million at 12/31/20 Steady declines in cost of interest bearing deposits expected to continue in 2021 Approximately $490 million of high cost deposits repricing in 2021 at an overall rate of 1.63%

Appendix

GAAP Reconciliation Tables *Net interest margin excluding the effect of SBA PPP loans assumes a funding cost of 35bps on average PPP balances in all applicable periods